Exhibit 10.1

STOCK PURCHASE AGREEMENT (the “Agreement”), dated as of October 18, 2010, by and among HAMMOND INVESTMENTS, LTD., an exempted company incorporated with limited liability in the Cayman Islands (“Hammond”), CAPSTONE SPECIAL PURPOSE FUND, LP, a Delaware limited partnership (“CSPF” and together with “Hammond”, each a “Seller” and collectively the “Sellers”), and AMINCOR, INC., a Nevada corporation (the “Company”).

RECITALS

WHEREAS, Hammond owns 75 shares of common stock, par value $0.001 of Baker’s Pride Inc., a Delaware corporation; (the “Hammond Shares”);

WHEREAS, CSPF owns 25 shares of common stock, par value $0.001 of Baker’s Pride Inc., a Delaware corporation (the “CSPF Shares” and together with the “Hammond Shares“, collectively referred to herein as the “Shares”);

WHEREAS, the Shares represent all of the issued and outstanding shares of Baker’s Pride Inc., a Delaware corporation (“BPI”); and

WHEREAS, the Company wishes to purchase the Shares from the Sellers and the Sellers wish to sell the Shares to the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, the receipt and sufficiency of which is hereby acknowledged, Sellers and the Company agree as follows:

1)
Sale and Purchase of Shares.  At the Closing as defined in Section 3 hereof and subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties and agreements contained in this Agreement, the Sellers will, sell, transfer, convey, assign and deliver, to the Company and the Company will purchase and acquire all of the issued and outstanding Shares of BPI from the Sellers.

2)
Payment of Purchase Price for the Shares.  The purchase price for the sale and transfer of the Shares by the Sellers to the Company shall be One Hundred ($100) dollars in the aggregate at the per share price of one ($1.00) dollar per share.  The Purchase Price shall be paid by the Company to the Sellers by certified check payable to each Seller for its respective shares.

3)
Time and Placing of Closing.  The Closing shall mean the purchase and sale of the Shares.  The Closing Date shall mean the time at which the Seller consummates the sale of the Shares owned by them to the Company by delivery of the Shares against the delivery by the Company of the payment provided for in Section 2 hereof.  The place of the Closing shall be at the offices of the Company, 1350 Avenue of the Americans, 24th Floor, New York, New York 10019, on October 18, 2010, or such other place and date as may be mutually agreed upon in writing by the parties hereto.

4)
Deliveries by Seller.  At the Closing, each Seller shall deliver to the Company (against delivery of the purchase price), the certificates representing its Shares accompanied by a stock power executed by such Seller sufficient under the laws of the State of New York for the free and unencumbered transfer of the Shares by the holders of such certificates.

5)	Representations and Warranties of the Sellers. The Sellers, jointly and severally, represent and warrant to the Company that:

a)
Authorization of Agreement.  Each Seller is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by each Seller of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Seller.

b)
Title to Shares.  Each Seller is the record and beneficial owner of the Shares and has good and marketable title thereto.  Each Seller has the absolute right to sell, assign, convey, transfer and deliver the Shares and such Shares are free and clear of all liens, pledges, encumbrances, restrictions, and claims.

c)
Valid and Binding.  This Agreement constitutes the legal, valid and binding obligation of the Sellers, enforceable against the Sellers in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.   The execution and delivery of this Agreement, and the consummation by the Sellers of the transactions contemplated hereby, does not constitute a default under (or an event which with notice or lapse of time or both could become a default) or give to others any rights of termination, amendment or cancellation or, any material agreement or instrument to which the Sellers are a party, or result in a violation of any law, rule, regulation, order, judgment, or decree (foreign or domestic and including federal and state securities laws and regulations) applicable to the Sellers.

d)
Independent Investigation.  In determining to sell the Shares to the Company, the Sellers have conducted their own independent investigation, review and analysis of the business, operations and prospects of the Company.  The Sellers acknowledge that they and their representatives have been provided adequate access to all information requested by Sellers in making its decision to sell the Shares.   In entering into this Agreement, the Sellers acknowledge that they have relied solely upon the aforementioned investigation, review and analysis and not on any factual representations or opinions of the Company or its representatives.

6)	Miscellaneous

a)	Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties hereto as to the subject matter hereof.

b)
Amendments.   This Agreement may not be amended, waived, modified or altered orally except by an agreement in writing signed by the party against whom enforcement of any such amendment, waiver, modification or alteration is sought.

c)	Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof.

d)
CONSENT TO JURISDICTION.  THE PARTIES HEREBY IRREVOCABLY AGREE THAT ANY SUIT, ACTION, PROCEEDING OR CLAIM AGAINST IT ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF, MAY BE BROUGHT OR ENFORCED IN THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK (WITHIN NEW YORK COUNTY) AND THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY PROCEEDING BROUGHT IN THE STATE OF NEW YORK (WITHIN NEW YORK COUNTY) AND FURTHER IRREVOCABLY WAIVE ANY CLAIMS THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM.

e)
WAIVER OF JURY TRIAL.  THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION OR AGREEMENT CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

f)
Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. This Agreement, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects and for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

[Signature Page to Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.

SELLERS:

HAMMOND INVESTMENTS, LTD.

/s/ Joseph F. Ingrassia_____________________
By: Joseph F. Ingrassia
Title: Director

CAPSTONE SPECIAL PURPOSE FUND, LP
By Capstone Capital Management, Inc.
Its General Partner

/s/ Joseph F. Ingrassia___________________
By: Joseph F. Ingrassia
Title: Vice-President

COMPANY:

AMINCOR, INC.

/s/ John R. Rice III_____________________
By: John R. Rice III
Title: President